UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 27, 2010, at the 2010 annual meeting of shareholders of Orion Energy Systems, Inc. (the “Company”), the shareholders approved an amendment to the Company’s 2004 Stock and Incentive Awards Plan (the “Plan”) to increase the number of shares of the Company’s common stock, no par value per share (“Common Stock”), authorized for issuance under the Plan by 1,500,000 shares. This description of the amendment to the Plan is qualified in its entirety by reference to the full text of the Plan, as amended, which was attached to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 10, 2010 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On October 27, 2010, the Company held its 2010 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:
•
The election of three Class III directors, Neal R. Verfuerth, James R. Kackley and Thomas N. Schueller, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2013 annual meeting of shareholders;

•	The ratification of Grant Thornton, LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year 2011; and
•	The amendment of the Plan to increase the number of shares authorized for issuance thereunder.
As of the September 1, 2010 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 22,669,668 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 80.21% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder approval at the Annual Meeting:
Election of Directors

	For		Withheld		Broker Non-Votes
		Percentage		Percentage		Percentage
Name	Votes	(1)	Votes	(1)	Votes	(1)
Neal R. Verfuerth	11,115,350	89.6%	1,288,077	10.4%	5,779,864	N/A
James R. Kackley	11,393,723	91.9%	1,009,704	8.1%	5,779,864	N/A
Thomas N. Schueller	11,197,600	90.3%	1,205,827	9.7%	5,779,864	N/A
Ratification of Grant Thornton, LLP

For		Against		Abstain
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)
17,811,672	98.0%	228,889	1.3%	142,730	0.8%

Amendment of the Company’s 2004 Stock and Incentive Awards Plan

For		Against		Abstain		Broker Non-Votes
	Percentage		Percentage		Percentage		Percentage
Votes	(1)	Votes	(1)	Votes	(1)	Votes	(1)
9,841,850	79.4%	2,072,902	16.7%	488,675	4.0%	5,779,864	N/A

(1)	Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: October 31, 2010	By:	/s/ Neal R. Verfuerth
Neal R. Verfuerth
Chief Executive Officer

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